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Exhibit 21.1

Subsidiaries of Cubic Corporation
Place of incorporation and percentage owned

Subsidiary	Place of incorporation	Percentage owned

ABRAXAS CORPORATION
Herndon, Virginia	Virginia	100%
ABRAXAS DAUNTLESS, INC.
Herndon, Virginia	Virginia	100%	*
*(100% owned subsidiary of Abraxas Corporation)
CTS—NORDIC AKTIEBOLAG
Malmo, Sweden	Sweden	100%	*
*(100% owned subsidiary of Cubic Transportation Systems Limited)
CUBIC APPLICATIONS, INC.
Olympia, Washington	California	100%
CUBIC COMMUNICATIONS, INC.
San Diego, California	California	100%
CUBIC CYBER SOLUTIONS, INC.
Herndon, Virginia	Delaware	100%
CUBIC DE MEXICO
Tijuana, Mexico	Mexico	100%
CUBIC DEFENSE APPLICATIONS, INC.
San Diego, California	California	100%
CUBIC DEFENCE AUSTRALIA PTY LIMITED
New South Wales, Australia	Australia	100%
CUBIC DEFENCE NEW ZEALAND
Auckland, New Zealand	New Zealand	100%	*
*(100% owned subsidiary of Cubic Holdings Ltd.)
CUBIC DEFENCE SYSTEMS LIMITED
London, United Kingdom	United Kingdom	100%	*
*(100% owned subsidiary of Cubic (UK) Limited)
CUBIC FIELD SERVICES CANADA LIMITED
Alberta, Canada	Canada	100%	*
*(100% owned subsidiary of Cubic Worldwide Technical Services, Inc.)
CUBIC GLOBAL TRACKING SOLUTIONS, INC.
Herndon, Virginia	Delaware	100%

Subsidiary	Place of incorporation	Percentage owned

CUBIC GLOBAL TRACKING SOLUTIONS, INC. INTERNATIONAL
Yerevan, Republic of Armenia	Republic of Armenia	100%	*
*(100% owned subsidiary of Cubic Global Tracking Solutions, Inc.)
CUBIC HOLDINGS LTD.
Auckland, New Zealand	New Zealand	100%
CUBIC LAND, INC.
San Diego, California	California	100%
CUBIC MIDDLE EAST, INC.
San Diego, California	Delaware	100%
CUBIC SECURITY SYSTEMS, INC.
San Diego, California	California	100%
CUBIC SIMULATION SYSTEMS, INC.
Orlando, Florida	Delaware	100%
CUBIC TECHNOLOGIES DENMARK APS
Helsinger, Denmark	Denmark	100%	*
*(100% owned subsidiary of Cubic Defence New Zealand Limited)
CUBIC TECHNOLOGIES PTE. LTD.
Singapore	Singapore	100%	*
*(100% owned subsidiary of Cubic Defence New Zealand Limited)
CUBIC TRANSPORTATION SYSTEMS (AUSTRALIA) PTY LIMITED
New South Wales, Australia	Australia	100%	*
*(50% owned subsidiary of Cubic Corporation and 50% owned subsidiary of Cubic Transportation Systems, Inc.)
CUBIC TRANSPORTATION SYSTEMS CANADA, LTD.
Vancouver, B.C.	Canada	100%	*
*(100% owned subsidiary of Cubic Transportations Systems, Inc.)
CUBIC TRANSPORTATION SYSTEMS CHICAGO, INC.
Chicago, Illinois	Illinois	100%
CUBIC TRANSPORTATION SYSTEMS (DEUTSCHLAND) GmbH
Frankfurt, Germany	Germany	100%	*
*(100% owned subsidiary of Cubic (UK) Limited)
CUBIC TRANSPORTATION SYSTEMS, INC.
San Diego, California	California	100%

Subsidiary	Place of incorporation	Percentage owned

CUBIC TRANSPORTATION SYSTEMS (INDIA) PVT LIMITED
Hyderabad, India	India	100%
CUBIC TRANSPORTATION SYSTEMS LIMITED
London, England	England	100%	*
*(100% owned subsidiary of Cubic (U.K.) Limited)
CUBIC TRANSPORTATION SYSTEMS NORDIC AS
Bergen, Norway	Norway	100%	*
*(100% owned subsidiary of Cubic Transportation Systems Limited)
CUBIC TRANSPORTATION SYSTEMS SINGAPORE PTE. LTD.
Singapore	Singapore	100%	*
*(100% owned subsidiary of Cubic Transportation Systems Limited)
CUBIC TRANSPORTATION SYSTEMS TECHNOLOGIES HOLDING COMPANY
Cayman Islands, Grand Cayman	Cayman Islands	100%	*
*(100% owned subsidiary of Cubic Transportation Systems Limited)
CUBIC (U.K.) LIMITED
London, England	England	100%
CUBIC WORLDWIDE TECHNICAL SERVICES, INC.
San Diego, California	Delaware	100%
EACCESS LLC
San Diego, California	Delaware	100%
K2 SECURITY, INC.
Herndon, Virginia	Virginia	100%	*
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)
NEK SERVICES, INC.
San Diego, California	California	100%
NEXTBUS, INC.
San Diego, California	Delaware	100%	*
*(100% owned subsidiary of Cubic Transportation Systems, Inc.)
OMEGA TRAINING GROUP, INC.
Columbus, Georgia	Georgia	100%
SAFE HARBOR HOLDINGS, INC.
Herndon, Virginia	Virginia	100%	*
*(100% owned subsidiary of Cubic Cyber Solutions, Inc.)

Subsidiary	Place of incorporation	Percentage owned

SAFE HARBOR SYSTEMS, LLC
Herndon, Virginia	Virginia	100%	*
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)
TRANSACTION SYSTEMS LIMITED
London, England	England	50%	*
*(50% owned subsidiary of Cubic (U.K.) Limited)
XD SOLUTIONS, LLC
Herndon, Virginia	Virginia	100%	*
*(100% owned subsidiary of Safe Harbor Holdings, Inc.)
XIO STRATEGIES, INC.
Herndon, Virginia	Virginia	100%

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  Exhibit 21.1
Subsidiaries of Cubic Corporation Place of incorporation and percentage owned